EXHIBIT 23.3



                             CONSENT OF FDA COUNSEL

     We consent to the reference made to us under the caption "Experts" in the Prospectus included in this Registration Statement.

                                                          KING & SPALDING
                                                          JESS H. STRIBLING
                                                          For the Firm



Washington, D.C.
May 21, 1996